Accounts Payable and Accrued Expenses	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Payables and Accruals [Abstract]
Accounts Payable and Accrued Expenses

9. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses are summarized as follows:

	September 30, 2019	December 31, 2018
Accounts payable and accrued expenses	$3,485,949	$3,591,641
Accrued taxes (VAT, Sales, Payroll, etc.)	3,394,293	3,243,806
Accrued income taxes	54,948	61,790
Accrued interest	496,533	489,269
	$7,431,723	$7,386,506

As of September 30, 2019, approximately $2.9 million of employee and employer taxes, including penalties and interest, have been accrued but not remitted to certain taxing authorities by the Company for cash compensation paid. As a result, the Company is liable for such payroll taxes and any related penalties and interest. A portion of the proceeds from the rights offering as discussed in Note 10 were used in July 2019 to pay down a portion of these accrued payroll taxes.

9. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses are summarized as follows:

	December 31, 2018	December 31, 2017

Accounts payable and accrued expenses	$2,096,642	$3,678,691	*
Accrued taxes (VAT, Sales, Payroll, etc.)	3,243,806	826,305
Accrued income taxes	61,790	83,878
Accrued interest	1,984,268	1,208,378
	$7,386,506	$5,797,252

*Amount excludes deferred revenue which is broken out separately on the balance sheet in this 10-K filing.

As of December 31, 2018, approximately $2.3 million of employee and employer taxes, including penalties and interest, have been accrued but not remitted to certain taxing authorities by the Company and its subsidiaries for cash compensation paid. As a result, the Company and its subsidiaries are liable for such payroll taxes and any related penalties and interest.